AlphaClone Alternative Alpha ETF Trading Symbol: ALFA Listed on the NYSE Arca Summary Prospectus July 31, 2017 alphaclonefunds.com

Before you invest, you may want to review the AlphaClone Alternative Alpha ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated July 31, 2017, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://alphaclonefunds.com/alternative-alpha-etf.html.  You can also get this information at no cost by calling 1‑800‑617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The AlphaClone Alternative Alpha ETF (the “Alternative Alpha ETF” or the “Fund”) seeks to track the price and yield, before fees and expenses, of the AlphaClone Hedge Fund Downside Hedged Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses (Interest Expense and Dividends on Short Positions)	0.02%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	0.98%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $100	3 Years: $312	5 Years: $542	10 Years: $1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended March 31, 2017, the Fund’s portfolio turnover rate was 183% of the average value of its portfolio.
Principal Investment Strategies
The Alternative Alpha ETF uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index.

AlphaClone Hedge Fund Downside Hedged Index
The Index utilizes a proprietary, quantitative Clone Score methodology developed by AlphaClone, Inc. (“AlphaClone”), the Fund’s index provider, to replicate the U.S. equity securities favored as investments by hedge funds and institutional investors. The Index was established by AlphaClone in 2012 and is generally composed of between 50 and 100 U.S.-listed equity securities of small, mid, or large capitalization companies and reconstituted quarterly.
AlphaClone’s Clone Score methodology analyzes the historical returns of a given hedge fund’s or institutional investor’s holdings and assigns a Clone Score (i.e., ranking) to each such hedge fund and institutional investor based on such returns. Clone Scores are recalculated semi-annually. The Clone Score methodology incorporates information from hedge fund and institutional investor public disclosure filings (e.g., Form 13F filings) with the U.S. Securities and Exchange Commission to identify their disclosed holdings at the end of each quarter. The Index is made up of the equity securities held by those hedge funds and institutional investors with the highest Clone Scores. Index constituents are equal weighted at the time of each reconstitution but have an overlap bias (i.e., holdings held by twice as many hedge funds and institutional investors have twice the weight). Additionally, each individual constituent is limited to a 5% weighting at the time of each reconstitution.
The Index can oscillate between being long only or market hedged. When the Index is market hedged, in addition to continuing to hold its long positions, the Index sells short a security that tracks the S&P 500 Index in an amount equal to 85% of the market value of the Index’s long positions on the day the hedge takes effect. When the Index is hedged, the Index’s short position is designed to mitigate overall systemic market risk by increasing in value as the overall equity market declines and offsetting any corresponding decline in the value of the Index’s long positions. The Index’s market hedge is triggered “on” when a security that tracks the S&P 500 Index closes below its 200-day simple moving average at any month end, and the Index’s market hedge is triggered “off” (i.e., removed) when such security closes above its 200-day simple moving average at any month end. Implementation or removal of the Index’s market hedge takes effect at market close two trading days after the applicable month-end when the hedge is triggered on or off. When the Index is market hedged over consecutive months, the Index’s short position is only rebalanced quarterly in conjunction with the rebalance of the Index’s long positions. The Index’s market hedge is not triggered “on” or “off” at any time other than at month end.
The equity securities that may comprise the Index’s long positions include, but are not limited to, U.S.-listed common and preferred stock of domestic and foreign companies, including those in emerging markets, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), and American Depositary Receipts (“ADRs”). Such securities may be issued by small, mid, or large capitalization companies and meeting certain liquidity thresholds. The equity securities that comprise the Index’s short positions include shares of other investment companies, such as other exchange-traded funds (“ETFs”).
The Fund’s Investment Strategy

The Alternative Alpha ETF attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Fund expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest long in the positions in which the Index is long and invest short in the positions in which the Index is short. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions and deletions). On a day-to-day basis, the Fund also may hold money market mutual funds or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of June 30, 2017, securities in the software and services group of industries represented a significant portion of the Index.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:

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ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.

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Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of Shares that invests in securities of companies in a broader range of industries.

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Currency Exchange Rate Risk. The underlying foreign shares of ADRs in which the Fund invests may be denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of the ADRs and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Emerging Markets Risk. Investments in ADRs that provide exposure to securities traded in developing or emerging markets may additionally involve substantial risk due to limited information; different accounting, auditing and financial reporting standards; a country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

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Foreign Markets Risk. Investments in ADRs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, the value of non-U.S. securities may be subject to risk of decline due to foreign currency fluctuations or to political or economic instability. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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High Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

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Investment Company Risk. The risks of investment in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

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Market Hedge Risk. When the Index’s exposure is market hedged, the Fund may engage in short sales designed to mitigate the Fund’s exposure to market risk and to replicate the Index’s short position(s). However, there is a risk that the Fund will experience a loss as a result of engaging in such short sales. Additionally, because the Index’s short positions are only rebalanced quarterly in conjunction with the rebalance of the Index’s long positions, the Index may have more or less short exposure than long exposure in between rebalances. The Index’s hedge cannot completely eliminate market risk, and even when hedged, the Index will continue to bear the risk that its long positions will underperform the overall market due to the specific securities, industries, or sectors in which the Fund invests.

Because the Index’s market hedge is not triggered “on” or “off” at any time other than at month end, (i) the Index’s market hedge may be “on” or “off” due to significant market movements at or near month end that are not indicative of the market’s performance for the subsequent month and (ii) the triggering “on” or “off” of the Index’s market hedge may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect at or near the beginning of a month. Such lags between market performance and the triggering “on” or “off” of the Index’s market hedge may result in significant underperformance relative to the broader, “unhedged” equity market.
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MLP Risk. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also entail many of the general tax risks of investing in a partnership. Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership. Additionally, there is always the risk that an MLP will fail to qualify for favorable tax treatment.

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Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.

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Passive Investment Risk. The Fund is not actively managed and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

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REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

•	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
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Consumer Sectors Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer staples sector, such as companies that produce or sell food, beverage, and drug retail or other household items, may be adversely impacted by changes in global and economic conditions, rising energy prices, and changes in the supply or price of commodities. Companies in the consumer discretionary sector, such as automobile, textile, retail, and media companies, depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

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Financial Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

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Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.

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Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

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Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

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Shares May Trade at Prices Other Than Net Asset Value (“NAV”). As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Short Sales Risk. The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund. Short sales also involve the risk that losses may exceed the amount invested and may be unlimited.

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Smaller Companies Risk. The equity securities of smaller companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of smaller companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.

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Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. As a result of legal restrictions or limitations that apply to the Fund but not to the Index, the Fund may have less relative short exposure than the Index during periods in between the Index’s quarterly reconstitutions. Such differences in short exposure may cause the performance of the Fund and its Index to differ from each other.

Performance
The following performance information indicates some of the risks of investing in the Alternative Alpha ETF. The bar chart shows the Fund’s performance for calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.alphaclonefunds.com or by calling the Fund toll free at 1‑800‑617‑0004.

Calendar Year Total Returns

For the year-to-date period ended June 30, 2017, the Fund’s total return was 12.95%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 11.81% for the quarter ended September 30, 2013, and the lowest quarterly return was -10.49% for the quarter ended March 31, 2016.

Average Annual Total Returns
For the Period Ended December 31, 2016
AlphaClone Alternative Alpha ETF	1 Year	Since Inception (5/31/2012)
Return Before Taxes	-5.96%	8.07%
Return After Taxes on Distributions	-5.96%	7.96%
Return After Taxes on Distributions and Sale of Shares	-3.37%	6.30%
AlphaClone Hedge Fund Downside Hedged Index (reflects no deduction for fees, expenses, or taxes)	-5.13%	8.92%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Portfolio Management

Adviser	Exchange Traded Concepts, LLC (“ETC”)
Sub-Adviser	Vident Investment Advisory, LLC (“VIA”)
Portfolio Manager
Denise M. Krisko, CFA, President of VIA, has primary responsibility for the day-to-day management of the Fund. Ms. Krisko has managed the Fund with VIA since January 2015 and previously managed the Fund with the Fund’s previous sub-adviser from its inception in 2012 until November 2014.

Purchase and Sale of Shares
Shares are listed on the NYSE Arca, Inc. (the “Exchange”), and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), ETC, VIA, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.